Exhibit 10.1

Execution Version

ELEVENTH AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LEGACY RESERVES LP,

as Borrower,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

THE LENDERS SIGNATORY HERETO

DATED AS OF SEPTEMBER 20, 2018

Sole Lead Arranger and Sole Book Runner

Wells Fargo Securities, LLC

Syndication Agent

Compass Bank

Co-Documentation Agents

UBS Securities LLC

and

U.S. Bank National Association

ELEVENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Eleventh Amendment”) dated as of September 20, 2018, among LEGACY RESERVES LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended by the First Amendment to Third Amended and Restated Credit Agreement dated as of April 17, 2014, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of May 22, 2014, that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of December 29, 2014, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 23, 2015, that certain Fifth Amendment to Third Amended and Restated Credit Agreement dated as of August 5, 2015, that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of February 19, 2016, that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of October 25, 2016, that certain Ninth Amendment to Third Amended and Restated Credit Agreement dated as of March 23, 2018 and that certain Tenth Amendment to Third Amended and Restated Credit Agreement dated as of September 14, 2018 (as so amended prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by this Eleventh Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Third Amended and Restated Guaranty Agreement dated as of April 1, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eleventh Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all article, section and exhibit references in this Eleventh Amendment refer to articles, sections and exhibits of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Third Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment, as the same may from time to time be amended, modified, supplemented or restated.

“Secured Cash Management Agreement” means a Cash Management Agreement between (a) the Borrower, any Subsidiary or any Guarantor and (b) a Secured Cash Management Provider.

“Secured Cash Management Obligations” means any and all amounts and other obligations owing by the Borrower, any Subsidiary or any Guarantor to any Secured Cash Management Provider under any Secured Cash Management Agreement.

“Secured Swap Agreement” means any Swap Agreement between the Borrower, any Subsidiary or any Guarantor and any Person that is entered into prior to the time, or during the time, that such Person was, a Lender or an Affiliate of a Lender (including any such Swap Agreement in existence prior to the date hereof), even if such Person subsequently ceases to be a Lender (or an Affiliate of a Lender) for any reason (any such Person, a “Secured Swap Party”); provided that, for the avoidance of doubt, the term “Secured Swap Agreement” shall not include any Swap Agreement or transactions under any Swap Agreement entered into after the time that such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Eleventh Amendment” means that certain Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 14, 2018, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

2.2 Amendment to Section 9.04(b)(i). Section 9.04(b)(i) is hereby amended by (a) replacing the word “or” at the end of clause (B) with a comma and (b) adding the following at the end of clause (C): “or (D) with any combination of the following: (1) proceeds of Permitted Refinancing Debt, (2) the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Parent and/or (3) in exchange for Equity Interests (other than Disqualified Capital Stock) of the Parent”.

Section 3. Conditions Precedent. This Eleventh Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Eleventh Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Eleventh Amendment signed on behalf of such Person.

3.2 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of the Sixth Amendment to the Second Lien Credit Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, and shall in any event amend the Second Lien Credit Agreement in the same manner as the Credit Agreement is to be amended by this Eleventh Amendment (the “Second Lien Amendment”). The “Sixth Amendment Effective Date” under and as defined in the Second Lien Credit Agreement shall have occurred (or shall occur substantially concurrently with the Eleventh Amendment Effective Date).

3.3 The Tenth Amendment Effective Date shall have occurred.

The Administrative Agent is hereby authorized and directed to declare this Eleventh Amendment to be effective and to declare the occurrence of the Eleventh Amendment Effective Date when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Eleventh Amendment, shall remain in full force and effect following the effectiveness of this Eleventh Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Eleventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eleventh Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Eleventh Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eleventh Amendment.

4.3 Counterparts. This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eleventh Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

4.4 No Oral Agreement. This Eleventh Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

4.5 GOVERNING LAW. THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Eleventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Eleventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Loan Document. This Eleventh Amendment is a “Loan Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.10 RELEASE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER AND EACH OTHER OBLIGOR HEREBY, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, FULLY AND WITHOUT RESERVE, RELEASES AND FOREVER DISCHARGES EACH LENDER, EACH AGENT, THE ARRANGER, THE ISSUING BANK, AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, TRUSTEES, ATTORNEYS, AGENTS, ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS AND EXPERTS) AND AFFILIATES (COLLECTIVELY THE “RELEASED PARTIES” AND INDIVIDUALLY A “RELEASED PARTY”) FROM ANY AND ALL ACTIONS, CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS,

DEBTS, LIABILITIES, COSTS, DAMAGES, EXPENSES OR OTHER OBLIGATIONS OF ANY KIND AND NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, WHETHER NOW EXISTING OR HEREAFTER ASSERTED (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY), FOR OR BECAUSE OF ANY MATTERS OR THINGS OCCURRING, EXISTING OR ACTIONS DONE, OMITTED TO BE DONE, OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, IN EACH CASE, ON OR PRIOR TO THE DATE HEREOF AND ARE IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO ANY OF THIS ELEVENTH AMENDMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (COLLECTIVELY, THE “RELEASED MATTERS”). THE BORROWER AND EACH OTHER OBLIGOR, BY EXECUTION HEREOF, HEREBY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS IN THIS SECTION 5.10 ARE INTENDED TO COVER AND BE IN FULL SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING IN CONNECTION WITH THE RELEASED MATTERS.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

DEW GATHERING LLC

PINNACLE GAS TREATING LLC

LEGACY RESERVES ENERGY SERVICES LLC

LEGACY RESERVES GP, LLC

LEGACY RESERVES INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
President and Chief Financial Officer

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Brett Steele
Name: Brett Steele
Title: Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ Rachel Festervand
Name: Rachel Festervand
Title: Sr. Vice President

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, Houston Branch

By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Quinn Kelly
Name: Quinn Kelly
Title: Vice President

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC.

By:	/s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

By:	/s/ Joseph Cariello
Name: Joseph Cariello
Title: Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.

By:	/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE

By:	/s/ Max Sonnonstine
Name: Max Sonnonstine
Title: Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK

By:	/s/ Mark D. McKinney
Name: Mark D. McKinney
Title: Executive Vice President

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK

By:	/s/ Justin Bellamy
Name: Justin Bellamy
Title: Director

SIGNATURE PAGE

ELEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT